Exhibit 10.19
                                  AMENDMENT TO

                         UNDERWRITING SERVICES AGREEMENT

     This Amendment to Underwriting Services Agreement (the "Amendment") is entered into between E-LOAN, a California corporation, located at 6200 Village Parkway, Dublin, CA 94568 ("E-Loan"), and PMI MORTGAGE SERVICES CO., a California corporation, located at 601 Montgomery Street, San Francisco, CA 94111 ("PMI").

     WHEREAS, PMI and E-Loan entered into an Underwriting Services Agreement (the "Agreement") on or about June 11, 1998 and

     WHEREAS, PMI and E-Loan wish to amend the Agreement with respect to the underwriting, guidelines and to the Review Fees payable and under the Agreement;

     NOW, THEREFORE, PMI and E-Loan agree to amend the Agreement on the following terms and conditions.

1. Exhibit A is amended to include the following: HOMESIDE LENDING, INC. ("HOMESIDE")

2.   Exhibit G of the Agreement is hereby amended to read as follows:

          "REVIEW FEES. The Review Fee for each Mortgage Loan Package submitted hereunder shall be as follows:

                  (i) for those Mortgage Loan Packages underwritten under the Agency Underwriting Guidelines for which Mortgage Insurance is not issued, the Review Fee shall be Sixty Dollars ($60.00), and the Review Fee for those Mortgage Loan Packages underwritten under the Agency Underwriting Guidelines for which Mortgage Insurance is requested shall be Twenty-Five Dollars ($25.00).

                  (ii) for those Mortgage Loan Packages underwritten under the Platinum Plus Underwriting Guidelines for which Mortgage Insurance is not issued, Review Fee shall be Sixty Dollars ($60.00), and the Review Fee for those Mortgage Loan Packages underwritten under the Platinum Plus Underwriting Guidelines for which Mortgage Insurance is requested shall be Twenty-Five Dollars ($25.00)."

3. This Amendment shall become effective as of the date of the last party to sign.

                                                                   Exhibit 10.19

4. Except as amended hereby, the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this instrument on the date set forth below.

E-LOAN                              PMI MORTGAGE SERVICES CO.

/S/ STEVEN M. MAJERUS               /S/ ILLEGIBLE
----------------------------------  -------------

By: STEVEN M. MAJERUS               By:  Gene Campion
   -------------------------------

Its: DIRECTOR, MORTGAGE BANKING     Its:  National Underwriting Vice President
    ------------------------------

Date: July 30, 1998                 Date: July 31, 1998



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